GREENSPRING FUND,
                               INCORPORATED

                                  <LOGO>

                               ANNUAL REPORT

                             DECEMBER 31, 1999





                This report is authorized for distribution
                 only to shareholders who have received a
                  copy of the official Prospectus of the
                      Greenspring Fund, Incorporated.






                                             January 2000




Dear Fellow Shareholders:

     As the financial press has trumpeted very clearly, the fourth quarter of 1999 capped off a strong year for some in the investment community. During the last several weeks of the year, in particular, investors herded into a small number of common stocks, pushing some of the indices to record levels. The traditional adage of "buy low, sell high" seemingly was replaced by "buy high, sell higher." The narrowness of this advance has also received a great deal of attention, as well as the growing dichotomy between "value" style of investing and the "growth" style.

     Most value investors were greeting the "New Millennium" with a feeling of good riddance after a period of sharp relative underperformance during the last two years. Former value investing stars and organizations, such as Warren Buffett, Mutual Shares, and the Oakmark Funds, fell from grace as "New Era" investors dominated the investment scene. Warren Buffett's Berkshire Hathaway suffered its first ever decline during 1999. The same happened with Vanguard's highly successful Windsor II Fund, Vanguard's largest actively managed fund, which lost 6%. The Oakmark Fund had its first ever decline, dropping 11%. The Yachtman Fund fell 18%, as did the Strong Shafer Value Fund. As Charles Royce, the venerable manager of the value-oriented Royce Funds, put it, "it feels like we took stupid pills all year long."

     During this challenging environment, the Greenspring Fund performed in line with many other value investors. For the year, the Greenspring Fund gained 2.64%. We did quite a bit of repositioning in the portfolio during the year, especially in the early months, in an effort to structure the portfolio to fare well even if the recovery in value investing takes longer than we expect. In fact, after a very slow start during the first quarter of 1999 (down 5.7%), the Greenspring Fund performed very well compared with other value managers. From the end of the first quarter, the Greenspring Fund gained 8.9%

                                   1

     The disparity between growth and value was most pronounced in the small and mid cap sectors. The growth stock sector of the Russell 2000 was up 40% during the year, while the value sector declined 3% - the widest spread in 20 years! The previously used analogy of a pendulum being pulled farther and farther in the direction of the growth style is still quite fitting. Although the pendulum started to swing back towards value several times during 1999, these swings were short-lived and each time the pendulum ended up being pulled even farther in the direction of growth.

    	Such periods of relative underperformance are not unprecedented, although the magnitude of the current discrepancy is totally unprecedented. The last two periods of significant relative underperformance were in 1980 during the oil crisis, and in 1990 after the banking crisis. In both cases, the value style snapped back into favor during the following year. We strongly believe that this time will be no exception.

    	Nothing is more deleterious to one's long term wealth accumulation than chasing last year's winners and dumping stocks or styles recently out of favor. Investors who fled the emerging markets after several years of sharp declines missed gains of 60% or more during last year. Small cap growth investors who dumped their discipline a year ago to chase large caps also would not have participated in the large rebounds enjoyed by small cap growth investors last year. The same is true with investors in Japan who may have thrown in the towel and capitulated a year ago, thus eliminating the possibility of recovering a significant amount of the losses they had endured during the preceding several years of disappointing performance. As history points out time and time again, out of favor investment philosophies do not remain out of favor forever.

    	Value investing will have its "day in the sun" again, and we believe it will be in the near future. Although it is quite early in the year, several chinks in the armor of the current growth stock mania have developed. Tech investing favorites, such as Lucent Technologies, Gateway, and America Online, have made announcements during 2000 that have caused investors to question the sustainability of their recent growth rates. Whether the reason for this re-examination of the investment merits is driven by earnings disappointments, as in the case of Lucent and Gateway, or the realization of what the acquisition of a large, established company would do to the continuation of its meteoric growth rate, as in the case of America Online, investors seemed to have begun to question the validity of the rationale for owning some of the high flyers.

     At the current time, the Greenspring Fund has a large number of well-managed companies in strong competitive industry positions at valuation levels that have not been this attractive in years. The Fund remains true to its value-investing heritage, not chasing those stocks that we believe have unsustainably high multiples. However, we have increasingly focused on those
                                   2

value stocks that have more clearly visible catalysts that will result in investor interest, even if value investing should remain out of vogue. Also, as volatility continues to roil the stock market, and different sectors become out of favor, we plan to be opportunistic about making investments in areas that may not have been typical value-investing favorites. For example, due to concerns about the effects of Y2K on information technology companies, we were able to purchase stocks (CIBER, Complete Business Solutions, Mastech, Modis Professional Services) and convertible bonds (Data Processing Resources, Metamor Worldwide, Personnel Group of America) in a formerly high-flying sector that historically was not in the realm of value investors.

     A number of the companies (including Columbia Energy, Corporate
Express, CTG Resources, Data Processing Resources, Host Marriott Services, Imperial Credit Commercial Mortgage, Long Beach Financial, MCN Energy, Pharmaceutical Marketing) whose securities were held by the Greenspring Fund during 1999 were the recipients of takeover proposals. This is clearly a sign that "Corporate America" perceives significant value in the ever-growing neglected part of the investment world. We believe that several of our current holdings will be the subjects of merger offers during 2000. Although we never buy a stock solely because of its takeover possibilities, this is a catalyst that should shift more attention to many of the stocks in the value universe.

     As discussed in the previous quarterly letter, our fixed income investments were very successful during 1999, especially considering how difficult the environment was for fixed income investors. In the worst year ever for the 30-year U.S. Treasury bond (down 14.4% on a total return basis), Greenspring Fund's bond investments had solid double-digit returns. Many opportunities still exist in special situation bonds and they will continue to be an important part of our investment strategy going forward. As we have stated previously, an advantage of buying an undervalued bond, as compared with an undervalued stock, is that while a stock could theoretically remain undervalued forever, the return on an undervalued bond is guaranteed, as long as the issuing company meets its obligations. Success does not depend on others in the investment community agreeing with your analysis that a particular security is undervalued, and then purchasing it. Rather, the receipt of interest payments and the payment of the bond's principal at maturity ensures the success of the investment.

     We would once again urge caution about allocating an increasing portion of one's assets to the headline-grabbing, high-tech sector of the market. The "buy-growth-at-any-price/valuation-doesn't-matter" mentality that was prevalent during 1999 is a classic late stage bull market sentiment. It was seen during the U.S. market of the 1920's and the late 1960's, and in Japan in the late 1980's. During each of these dangerous times, the
"old rules" were widely disparaged and publicly ridiculed as hopelessly out-of-date. As the recent performance of many former high fliers, such as
                                   3
Lucent Technologies (down 40% from its recent high to its recent low), America Online (down 42%), Amazon (down 47%), and Qualcomm (down 47%) illustrates, once one of these companies stumbles, no margin of error exists. Lofty expectations leave little room for disappointments even for excellent, well-run companies. The explosion of technological advances during recent years is exciting and beneficial to our economy. We would caution, however, against necessarily equating a good company with being a good investment.
The Greenspring Fund's goal is to buy good companies at good prices, not to buy good companies at any price.

     We wish to thank each of our shareholders for their understanding and loyalty during this trying period for all value investors. We look forward to the time in the not-too-distant future when the value investment style enters another of its characteristic periods of superb relative outperformance. We believe the year 2000 will be such a year. In the meantime, we remain confident that the Greenspring Fund is well situated to achieve strong investment performance this year regardless of the investment environment.



                                            	Respectfully,

                                             /s/ Charles vK. Carlson
	                                            Charles vK. Carlson
                                            	President


















                                   4

                      GREENSPRING FUND, INCORPORATED
                         PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 1999

COMMON STOCKS (57.19%)

      Shares                                                       Value

                 Banks - Regional (3.02%)

      10,000     Mercantile Bankshares Corp.                   $   319,375
      22,076     SunTrust Banks, Inc.                            1,519,105
                                                               -----------
                                                                 1,838,480
                                                               -----------

                 Building Materials (1.15%)

      17,000     Martin Marietta Materials, Inc.                   697,000
                                                               -----------
                                                                   697,000
                                                               -----------

                 Business and Public Services (2.60%)

      58,900    *Barnett Inc.                                      622,131
      12,200    *GP Strategies Corporation                          74,725
       6,000    *NCO Group Inc.                                    179,063
      27,100    *Right Management Consultants Inc.                 311,650
      19,600    *Waste Industries, Inc.                            221,725
      10,000     Waste Management, Inc.                            171,875
                                                               -----------
                                                                 1,581,169
                                                               -----------

                 Energy (4.46%)

       5,800     Anadarko Petroleum Corp.                          197,925
       8,400     Apache Corp.                                      310,275
      10,800     Burlington Resources, Inc.                        357,075
      34,600     Mitchell Energy Class A                           763,363
      30,850     Mitchell Energy Class B                           665,203
       9,730     Penn Virginia Corp.                               162,978
      20,000     Union Pacific Resources Group, Inc.               255,000
                                                               -----------
                                                                 2,711,819
                                                               -----------

                 Energy Services (.32%)

      25,500    *NS Group                                          194,438
                                                               -----------
                                                                   194,438
                                                               -----------
                                   5

                      GREENSPRING FUND, INCORPORATED
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 1999

COMMON STOCKS (CON'T)

      Shares                                                       Value

                 Financial Services (4.94%)

     122,500     AMRESCO Capital Trust                         $ 1,041,250
     100,289     Imperial Credit Commercial Mortgage             1,140,787
      75,925     Resource Asset Investment Trust                   820,939
                                                               -----------
                                                                 3,002,976
                                                               -----------

                 Gold and Silver Mining (.67%)

      10,000     Newmont Mining Corp.                              245,000
      15,000     Placer Dome Inc.                                  161,250
                                                               -----------
                                                                   406,250
                                                               -----------

                 Healthcare (2.00%)

      35,100    *Alza Corp.                                      1,215,338
                                                               -----------
                                                                 1,215,338
                                                               -----------

                 Industrial Gases (.04%)

       7,200    *Valley National Gases                              22,950
                                                               -----------
                                                                    22,950
                                                               -----------

                 Information Technology Services (2.87%)

       6,800    *Alternative Resources Corporation                  37,400
      19,000    *CIBER, Inc.                                       522,500
      41,800    *Condor Technology  Solutions, Inc.                 57,475
       9,200    *Mastech Corp.                                     227,700
      63,300    *Modis Professional Services, Inc.                 902,025
                                                               -----------
                                                                 1,747,100
                                                               -----------





                                   6

                      GREENSPRING FUND, INCORPORATED
	                        PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 1999

COMMON STOCKS (CON'T)

      Shares                                                       Value

                 Insurance (9.49%)

      55,000     PartnerRe, Ltd.                               $ 1,784,063
      44,900     Reliastar Financial Corp.                       1,759,519
      69,500     UnumProvident Corp.                             2,228,344
                                                               -----------
                                                                 5,771,926
                                                               -----------

                 Leisure and Entertainment (1.48%)

      20,000     The Seagram Company Ltd.                          898,750
                                                               -----------
                                                                   898,750
                                                               -----------

                 Manufacturing (3.07%)

      22,000     Federal-Mogul Corporation                         442,750
      10,000    *The Middleby Corp.                                 56,250
      34,350    *Transportation Technologies Industries, Inc.      616,153
      27,275     Woodward Governor Company                         750,062
                                                               -----------
                                                                 1,865,215
                                                               -----------

                 Multi-Industry (2.94%)

       1,000    *PICO Holdings                                      12,312
     126,925     U.S. Industries, Inc.                           1,776,950
                                                               -----------
                                                                 1,789,262
                                                               -----------







                                   7

                      GREENSPRING FUND, INCORPORATED
	                        PORTFOLIO OF INVESTMENTS
	                           DECEMBER 31, 1999

COMMON STOCKS (CON'T)

      Shares                                                       Value

                 Natural Gas Transmission/Distribution (9.05%)

       1,800     Chesapeake Utilities Corporation              $    33,075
      21,000     Columbia Energy Group                           1,328,250
       2,100     CTG Resources, Inc.                                72,975
      35,500     Kinder Morgan, Inc.                               716,656
      35,500     MCN Energy Group, Inc.                            843,125
      37,400     Nicor, Inc.                                     1,215,500
       8,800     NUI Corp.                                         232,100
      16,200     Piedmont Natural Gas Company, Inc.                490,050
      38,300     Questar Corp.                                     574,500
                                                               -----------
                                                                 5,506,231
                                                               -----------

                 Real Estate (.28%)

      23,000     Captec Net Lease Realty, Inc.                     172,500
                                                               -----------
                                                                   172,500
                                                               -----------

                 Retail - Specialty (2.20%)

      28,500    *Payless ShoeSource                              1,339,500
                                                               -----------
                                                                 1,339,500
                                                               -----------

                 Savings Institutions (2.19%)

      13,500     BostonFed Bancorp, Inc.                           214,313
       3,500     Coastal Bancorp, Inc.                              61,250
      45,000     Dime Bancorp, Inc.                                680,625
      30,000    *ITLA Capital Corp.                                376,875
                                                               -----------
                                                                 1,333,063
                                                               -----------

                 Software and Services (.88%)

      11,100    *Network Associates, Inc.                          296,231
       7,500    *Unisys Corp.                                      239,531
                                                               -----------
                                                                   535,762
                                                               -----------
                                   8

                      GREENSPRING FUND, INCORPORATED
	                        PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 1999

COMMON STOCKS (CON'T)

      Shares                                                       Value

                 Telecommunications (1.34%)

      16,000     AT & T Corp.                                  $   812,000
                                                               -----------
                                                                   812,000
                                                               -----------

                 Utilities - Electric and Gas (2.20%)

      11,000     Carolina Power & Light Company                    334,812
      13,700     Constellation Energy Group                        397,300
      34,000     NiSource, Inc.                                    607,750
                                                               -----------
                                                                 1,339,862
                                                               -----------

                 Total Common Stocks (Cost $30,283,664)         34,781,591
                                                               ===========


PREFERRED STOCK (5.16%)

     265,829     Prime Retail, Inc., 8.50% Pfd. B                3,140,105
                                                               -----------

                 Total Pfd. Stock (Cost $4,583,896)              3,140,105
                                                               ===========





                                   9

                      GREENSPRING FUND, INCORPORATED
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 1999

BONDS (32.49%)

     Principal
      Amount/
      Shares                                                       Value

                 Convertible Bonds (22.87%)

   $   500,000   Cellstar Corp., 5.00%, 10/15/02               $   384,063
     1,268,000   Center Trust Inc., 7.50%, 1/15/01               1,201,034
     1,050,000   Dura Pharmaceuticals, 3.50%, 7/15/02              847,875
     1,000,000   HEALTHSOUTH Corp., 3.25%, 4/1/03                  781,875
     1,500,000   Kellstrom Industries, 5.50%, 6/15/03              997,500
     2,863,000   Kellstrom Industries, 5.75%, 10/15/02           1,961,155
     2,000,000   Metamor Worldwide, 2.94%, 8/15/04               1,718,334
     3,320,000   Network Associates, 0.00%, 2/18/18              1,245,000
       500,000   Personnel Group of America, 5.75%, 7/1/04         409,375
       900,000   Quintiles Transnational, 4.25%, 5/31/00           876,375
     4,000,000   Waste Management, 4.00%, 2/1/02                 3,482,500
                                                               -----------
                                                                13,905,086
                                                               -----------

                 Non-Convertible Bonds (9.62%)

     2,445,000   Bay View Capital Corp., 9.125%, 8/15/07         2,059,912
     1,917,000   Host Marriott Travel Plaza, 9.50%, 5/15/05      1,974,510
     1,830,000   Woolworth Corporation, 7.00%, 6/1/00            1,818,563
                                                               -----------
                                                                 5,852,985
                                                               -----------

                 Total Bonds (Cost $20,062,970)                 19,758,071
                                                               ===========


COMPANIES IN LIQUIDATION (2.27%)

       581,450 *!Hi Shear Industries, Inc.                       1,344,603
     2,900,000 $*Lomas Mortgage USA, Class 3 Claim                  33,640
                                                               -----------

                 Total Companies in Liquidation
                  (Cost $1,308,195)                              1,378,243
                                                               ===========

                                   10

                      GREENSPRING FUND, INCORPORATED
                         PORTFOLIO OF INVESTMENTS
	                           DECEMBER 31, 1999

SHORT-TERM INVESTMENTS (3.08%)

     Principal
      Amount                                                       Value

   $ 1,873,254   Temporary Investment Fund, Inc.               $ 1,873,254
                                                               -----------

                 Total Short-Term Investments
                  (Cost $1,873,254)                              1,873,254
                                                               ===========

                 Total Investments (100.19%)
                  (Cost $58,111,979)                            60,931,264

                 Other Assets Less Liabilities (.19%)          (   118,565)
                                                               ------------

                 Total Net Assets (100%)                       $60,812,699
                                                               ============

*  Non-income producing securities
$ Illiquid, Board-valued
! Non-controlled affiliated issuer




                                   11

                      GREENSPRING FUND, INCORPORATED
                    STATEMENT OF ASSETS AND LIABILITIES
                             DECEMBER 31, 1999

ASSETS
 Investments, at market value (Cost $58,111,979)               $60,931,264
 Interest receivable                                               345,910
 Dividends receivable                                              135,462
 Receivable for securities sold                                     60,507
 Prepaid Expense                                                     8,297
                                                               -----------
                                                                61,481,440
                                                               -----------

LIABILITIES
 Payable for securities purchased                                  519,672
 Accrued expenses                                                   68,128
 Payable for Fund shares                                            41,333
 Due to investment advisor                                          39,608
                                                               -----------
                                                                   668,741
                                                               -----------

NET ASSETS
 Capital stock, $.01 par value, authorized
 60,000,000 shares, outstanding, 3,946,375                     $60,812,699
                                                               ===========

NET ASSETS CONSIST OF:
 Capital stock at par value                                         39,464
 Paid in capital                                                63,963,243
 Undistributed net investment income                               196,282
 Accumulated net realized losses                                (6,205,575)
 Unrealized appreciation of investments                          2,819,285
                                                               -----------
                                                               $60,812,699
                                                               ===========

NET ASSET VALUE PER SHARE                                      $     15.41
                                                               ===========



 The accompanying notes are an integral part of these financial statements.
                                   12

                      GREENSPRING FUND, INCORPORATED
                         STATEMENT OF OPERATIONS
                   FOR THE YEAR ENDED DECEMBER 31, 1999

NET INVESTMENT INCOME
Income
 Interest                                                      $ 4,045,956
 Dividend (net of foreign taxes withheld of $2,736)              1,825,833
                                                               -----------
     Total Income                                                5,871,789
                                                               -----------

Expenses
 Investment advisory fees                                          613,414
 Transfer agent fees                                                79,207
 Administrative fees                                                62,715
 Professional fees                                                  29,975
 Custody fees                                                       29,270
 Registration fees                                                  25,273
 Reports to shareholders                                            17,860
 Miscellaneous fees                                                 17,760
 Directors fees                                                      4,800
                                                               -----------
     Total Expenses                                                880,274
                                                               -----------

     Net Investment Income                                       4,991,515
                                                               -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

 Net realized loss on investments                               (2,522,354)
 Net change in unrealized depreciation of investments           (1,179,305)
                                                               ------------
                                                                (3,701,659)
                                                               ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $ 1,289,856
                                                               ============


The accompanying notes are an integral part of these financial statements.
                                   13

                      GREENSPRING FUND, INCORPORATED
                    STATEMENT OF CHANGES IN NET ASSETS

                                         Year Ended               Year Ended
                                        December 31,             December 31,
                                            1999                     1998

OPERATIONS:
 Net investment income                  $ 4,991,515              $ 6,086,473
 Net realized losses from investments    (2,522,354)              (3,675,986)
 Net change in unrealized depreciation
  of investments                         (1,179,305)             (31,714,271)
                                        ------------            -------------
                                          1,289,856              (29,303,784)
                                        ------------            -------------

DISTRIBUTION TO SHAREHOLDERS:
 Net investment income                   (4,860,044)              (6,021,662)
 Net realized gain on investments             -                     (383,500)
                                        ------------            -------------
                                         (4,860,044)              (6,405,162)
                                        ------------            -------------

CAPITAL STOCK TRANSACTIONS:
 Sale of 482,067 and 2,232,947 shares     7,846,583               43,748,839
 Distributions reinvested of 289,490
  and 333,475 shares                      4,578,721                5,898,814
 Redemption of 3,897,102 and 4,538,952
    shares                              (61,926,876)             (81,268,578)
                                        ------------            -------------
                                        (49,501,572)             (31,620,925)
                                        ------------            -------------

TOTAL DECREASE IN NET ASSETS            (53,071,760)             (67,329,871)

NET ASSETS AT BEGINNING OF PERIOD       113,884,459              181,214,330
                                        -----------             -------------

NET ASSETS AT END OF PERIOD             $60,812,699             $113,884,459
                                        ===========             =============



The accompanying notes are an integral part of these financial statements.
                                   14

                      GREENSPRING FUND, INCORPORATED
                      NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1999

Note 1 - Significant Accounting Policies

Greenspring Fund, Incorporated (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended.

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment transactions and related investment income - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of investments - Securities listed on a national securities exchange or the NASDAQ National Market are valued at the last reported sale price on the exchange of major listing as of the close of the regular session of the New York Stock Exchange.

Securities which are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, listed securities for which the last reported sale price is not in the context of the highest closing bid price and the lowest closing offering price, and listed securities whose primary market is believed by the Advisor to be over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources that the Advisor deems appropriate.

Short-term investments are valued at amortized cost which approximates fair market value. The value of securities that mature, or have an announced call, within 60 days will be amortized on a straight line basis from the market value one day preceding the beginning of the amortization period.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor as directed by the Board of Directors.
                                   15

                      GREENSPRING FUND, INCORPORATED
	                NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	                           DECEMBER 31, 1999

Note 1 - Significant Accounting Policies (Con't)

In determining fair value, the Advisor, as directed by the Board of Directors, considers all relevant qualitative and quantitative information available.
These factors are subject to change over time and are reviewed periodically.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

As of December 31, 1999, $33,640 or less than 1% of net assets were valued by the Advisor.

Income Taxes - It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required.

Dividends and distributions to stockholders - The Fund records dividends and distributions to stockholders on the ex-dividend date.

Note 2 - Dividends and Distributions of 1999 Taxable Earnings

It is the Fund's policy to declare dividends from net investment income and distributions from net realized gains as determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

On July 15, 1999, the Board of Directors declared an income dividend of $.54 per share payable on July 16, 1999 to shareholders of record on July 14, 1999. Additionally, on December 17, 1999, the Board of Directors declared an income dividend of $.58 per share payable on December 20, 1999 to shareholders of record on December 16, 1999.

These dividends are either distributed to shareholders or reinvested by the
                                   16

                      GREENSPRING FUND, INCORPORATED
                 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            DECEMBER 31, 1999

Note 2 - Dividends and Distributions of 1999 Taxable Earnings (Con't)

Fund in additional shares of common stock, which are issued to stockholders. For those reinvesting the dividend, the number of shares issued is based on the net asset value per share as of the close of business on the business day previous to the payment date.

As of December 31, 1999, the Fund had capital loss carryforwards of $5,172,914 for federal income tax purposes which may be applied against future net taxable realized gains of each succeeding year until the earlier of their utilization or expiration beginning in 2006.

Note 3 - Purchases and Sales of Investments

For the year ended December 31, 1999, purchases and sales of investments, other than short-term investments, aggregated $70,932,134 and $116,095,671, respectively.

For federal income tax purposes, the cost of investments owned at December 31, 1999 was $58,250,371. Net unrealized appreciation of such investments aggregated $2,680,893 which was composed of appreciation of $6,833,596 for those securities having an excess of value over cost, and depreciation of $4,152,703 for those securities having an excess of cost over value.

Note 4 - Transactions with Related Parties

Corbyn Investment Management, Inc. ("Corbyn") serves as the Fund's investment advisor. Under an agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70%
of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. At December 31, 1999, investment advisory fees payable amounted to $39,608.

Corbyn Investment Management, Inc. also serves as the Fund's administrator.
As administrator, Corbyn provides administrative services and personnel for fund accounting, regulatory reporting and other administrative matters. As compensation, the Fund pays Corbyn a fee of $2,500 a month plus 0.04% of average daily net assets up to $250 million, 0.03% of average daily net assets between $250 million and $500 million and 0.025% of average daily net assets in
                                   17

                      GREENSPRING FUND, INCORPORATED
                 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            DECEMBER 31, 1999

Note 4 - Transactions with Related Parties (Con't)

excess of $500 million, which is computed daily and paid monthly. At December 31, 1999, administrative fees payable amounted to $4,612.

As of December 31, 1999, investors for whom Corbyn Investment Management was investment advisor held 745,055 shares of the Fund's common stock.

Note 5 - Investment in Non-Controlled Affiliates

Affiliated issuers, as defined in the Investment Company Act of 1940, are issuers in which the Fund held 5% or more of the outstanding voting securities.

















                                   18

                      GREENSPRING FUND, INCORPORATED
                           FINANCIAL HIGHLIGHTS
            (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               1999    1998    1997    1996    1995
Net Asset Value, Beginning of Period                          $16.10  $20.04  $17.24  $15.05  $13.39
                                                              ------  ------  ------  ------  ------
Income From Investment Operations
 Net Investment Income                                          1.16    0.76    0.50    0.74    0.70
 Net Realized and Unrealized Gain/Loss on Investments          (0.73)  (3.91)   3.58    2.60    1.78
                                                              ------  ------  ------  ------  ------
Total From Investment Operations                                0.43   (3.15)   4.08    3.34    2.48
                                                              ------  ------  ------  ------  ------
Less Distributions
 Net Investment Income                                         (1.12)  (0.75)  (0.67)  (0.59)  (0.68)
 Net Realized Gain on Investments                              (  - )  (0.04)  (0.60)  (0.56)  (0.07)
 Distributions in Excess of Net Investment Income              (  - )  (  - )  (0.01)  (  - )  (  - )
 Distributions in Excess of Net Realized Gains                 (  - )  (  - )  (  - )  (  - )  (0.07)
                                                               ------  ------  ------  ------  ------
Total Distributions			                                         (1.12)  (0.79)  (1.28)  (1.15)  (0.82)
                                                               ------  ------  ------  ------  ------
Net Asset Value, End of Period                                $15.41  $16.10  $20.04  $17.24  $15.05
                                                              ======= ======= ======= ======= =======
Total Return                                                    2.64% (15.97%) 23.95%  22.65%  18.79%
                                                              ======= ======= ======= ======= =======
Ratios/Supplemental Data
------------------------
Net Assets, End of Period (000's)                             $60,813 $113,884$181,214 $91,492$71,839
                                                              ======= ================ ==============
Ratio of Expenses to Average Net Assets                         1.08%    1.01%   1.00%   1.04%  1.06%
                                                              =======  =======  ======  ====== ======
Ratio of Net Investment Income to Average Net Assets            6.10%    3.77%   3.10%   4.69%  4.97%
                                                              =======  =======  ======  ====== ======
Portfolio Turnover                                             91.27%   71.62%  46.17%  60.74% 65.19%
                                                              =======  =======  ======  ====== ======

                                   19

                    REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Greenspring Fund, Incorporated

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations, statement of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Greenspring Fund, Incorporated (the "Fund"), at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereinafter referred to as "financial statements" are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Baltimore, Maryland
January 28, 2000


                                   20

                      GREENSPRING FUND, INCORPORATED
                       PERFORMANCE SINCE INCEPTION


                                 <CHART>

                         7/01/83         $10,000
                        12/31/83          11,223
                        12/31/84          12,692
                        12/31/85          15,238
                        12/31/86          17,668
                        12/31/87          19,304
                        12/31/88          22,389
                        12/31/89          24,762
                        12/31/90          23,149
                        12/31/91          27,626
                        12/31/92          32,190
                        12/31/93          36,906
                        12/31/94          37,952
                        12/31/95          45,082
                        12/31/96          55,291
                        12/31/97          68,532
                        12/31/98          57,585
                        12/31/99          59,108
*Figures include changes in principal value, reinvested dividends and capital gains distributions.  Cumulative total return represents past performance.
Past expense limitations increased the Fund's return.  Investment returns and principal value will vary and shares will be worth more or less at redemption than at original purchase.

Average annual total returns for the one, five and ten year periods ended
December 31, 1999 were 2.64%, 9.27% and 9.09%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown.


                                   21

                      Greenspring Fund, Incorporated
                      2330 West Joppa Road, Suite 110
                          Lutherville, MD 21093
                             (410) 823-5353
                             (800) 366-3863
                           greenspringfund.com


              DIRECTORS                                TRANSFER AGENT
    Charles vK. Carlson, Chairman                         PFPC Inc.
          William E. Carlson                        400 Bellevue Parkway
             David T. Fu                            Wilmington, DE 19809
          Michael J. Fusting                           (800) 576-7498
          Michael T. Godack
          Richard Hynson, Jr.                          ADMINISTRATOR
                                            Corbyn Investment Management, Inc.
               OFFICERS                        2330 W. Joppa Road, Suite 108
          Charles vK. Carlson                      Lutherville, MD 21093
             President and
        Chief Executive Officer                          CUSTODIAN
                                                     PFPC Trust Company
           Michael T. Godack                      Airport Business Center
        Sr. Vice President and                  200 Stevens Drive, Suite 440
       Chief Compliance Officer                      Lester, PA 19113

           Michael J. Fusting                     INDEPENDENT ACCOUNTANTS
         Sr. Vice President and                 PricewaterhouseCoopers LLP
         Chief Financial Officer                    250 W. Pratt Street
                                                  Baltimore, MD 21201-2304
         Elizabeth Agresta Swam
         Secretary and Treasurer

          INVESTMENT ADVISOR                           LEGAL COUNSEL
  Corbyn Investment Management, Inc.              KirkpatricK & Lockhart
    2330 West Joppa Road, Suite 108           1800 Massachusetts Avenue, N.W.
         Lutherville, MD 21093                   Washington, DC 20036-1800


